SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ________________

     Date of Report (Date of Earliest Event Reported)   March 3, 2000


                      NORTH FORK BANCORPORATION, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


            Delaware                    1-10458                 36-3154608
----------------------------    ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
          of Incorporation)                                Identification No.)

               275 Broad Hollow Road Melville, New York 11747
            ---------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)


    (Registrant's Telephone Number, Including Area Code)   (516) 844-1004



 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

 North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") announced on February 22, 2000 that it had completed the acquisition of Reliance Bancorp, Inc., a Delaware corporation and the parent of Reliance Federal Savings Bank ("Reliance"). On March 1, 2000, North Fork announced that it had completed the acquisition of JSB Financial, Inc., a Delaware corporation and the parent of Jamaica Savings Bank ("JSB"). North Fork's press release announcing the consummation of the Reliance acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and North Fork's press release announcing the consummation of the JSB acquisition is attached hereto as Exhibit 99.2 and incorporated herein by reference.

 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

 (a)  Financial Statements of Business Acquired*

 (b)  Pro Forma Financial Information*

 (c)  Exhibits

           2.1 Amended and Restated Agreement and Plan of Merger, as amended, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc., previously filed and incorporated by reference to North Fork Bancorporation, Inc.'s Current Report on Form 8-K, filed December 30, 1999.

           2.2 Amended and Restated Agreement and Plan of Merger, dated as of August 30, 1999, by and between North Fork Bancorporation, Inc. and Reliance Bancorp, Inc., previously filed and incorporated by reference to North Fork Bancorporation, Inc.'s Current Report on Form 8-K, filed December 30, 1999.

           99.1 Press Release issued by North Fork Bancorporation, Inc. on February 22, 2000.

           99.2 Press Release issued by North Fork Bancorporation, Inc. on March 1, 2000.

 * The Registrant will file the required financial statements with respect to the acquisitions under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated: March 3, 2000

                                    NORTH FORK BANCORPORATION, INC.


                                    By: /s/ Daniel M. Healy
                                       ------------------------------------
                                       Name:  Daniel M. Healy
                                       Title: Executive Vice President
                                              and Chief Financial Officer



                               EXHIBIT INDEX

         Exhibit
         Number      Description
         -------     -----------
           2.1       Amended and Restated Agreement and Plan of Merger,
                     dated as of August 16, 1999, by and between North Fork
                     Bancorporation, Inc. and JSB Financial, Inc., previously filed and incorporated by reference to North
                     Fork Bancorporation, Inc.'s Current Report on Form 8-K, filed December 30, 1999.

           2.2 Amended and Restated Agreement and Plan of Merger, dated as of August 30, 1999, by and between North Fork Bancorporation, Inc. and Reliance Bancorp, Inc., previously filed and incorporated by reference to North Fork Bancorporation, Inc.'s Current Report on Form 8-K, filed December 30, 1999.

           99.1 Press Release issued by North Fork Bancorporation, Inc. on February 22, 2000.

           99.2 Press Release issued by North Fork Bancorporation, Inc. on March 1, 2000.